UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT FORM

   Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 30, 1997

                            BANKNORTH GROUP, INC.
           (Exact name of registrant as specified in its charter)

              Delaware              0-18173                  03-0321189
          (State or other         (Commission              (IRS Employer
          jurisdiction of         File Number)          Identification No.)
           incorporation)

                            Banknorth Group, Inc.
                             300 Financial Plaza
                                P.O. Box 5420
                         Burlington, VT  05401-5420
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (802) 658-9959

                               Not applicable
        (Former name or former address, if changed since last report)


Item 5.    Other Events

On October 30, 1997, Banknorth Group, Inc. (the Company) issued a press release announcing a stock buyback plan. The Company plans to buy back up to 5%, or 391,332 shares of its outstanding common stock. The Company has
7.8 million outstanding shares. The text of the press release is attached as an exhibit to this report.


Item 7.    Financial Statements and Exhibits

           (c)    Exhibits.
                  (99)    Press release dated October 30, 1997




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANKNORTH GROUP, INC.

Date:    October 30, 1997              By  /s/ Neal E. Robinson
                                           ------------------------------
                                           Neal E. Robinson
                                           Senior Vice President & Treasurer